================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


                        Date of Report:  March 10, 2000


                        Commission File Number 1-14323

                       ENTERPRISE PRODUCTS PARTNERS L.P.
            (Exact name of registrant as specified in its charter)

              DELAWARE                                   76-0568219
  (State or other jurisdiction of             (I.R.S. Employer Identification
   incorporation or organization)                          Number)


        2727 North Loop West
           Houston, Texas                                   77008
  (Address of principal executive                        (Zip Code)
              offices)


                                (713) 880-6500
             (Registrant's telephone number, including area code)

================================================================================

ITEM 5.  OTHER EVENTS.

     (a) On March 10, 2000, Enterprise Products Partners L.P. ("Partners") and its 98.9899% owned subsidiary, Enterprise Products Operating L.P. ("Operating"), entered into an underwriting agreement for the public offering of $350 million of 8.25% Senior Notes Due 2005 of Operating (the "Notes"), which Notes are unconditionally guaranteed by Partners. Closing of the issuance and sale of the Notes is scheduled for March 15, 2000. One of the purposes of this Report is to file the exhibits listed in Item 7(c) below related to the offering of the Notes.

     (b) An additional purpose of this Report is to file as exhibits the amendments to the $200 Million Credit Agreement dated July 27, 1998, as amended and restated as of September 30, 1998, and the $350 Million Credit Agreement dated July 28, 1999 of Operating listed in Item 7(c) below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C) EXHIBITS.

         1.1 Underwriting Agreement dated March 10, 2000, among Enterprise Products Partners L.P., Enterprise Products Operating L.P., Chase Securities Inc., Lehman Brothers Inc., Banc One Capital Markets, Inc., FleetBoston Robertson Stephens Inc., First Union Securities, Inc., Scotia Capital (USA) Inc. and SG Cowen Securities Corp.

         4.1 Form of Indenture dated as of March 15, 2000, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and First Union National Bank, as Trustee.

         4.2  Form of Global Note representing all 8.25% Senior Notes Due 2005.

         4.3 Second Amendment, dated as of January 24, 2000, to $200 Million Credit Agreement dated as of July 27, 1998, as Amended and Restated as of September 30, 1998, among Enterprise Products Operating L.P. and the several banks thereto.

         4.4 First Amendment, dated as of January 24, 2000, to $350 Million Credit Agreement among Enterprise Products Operating L.P., BankBoston, N.A., Societe Generale, Southwest Agency and First Union National Bank, as Co-Arrangers, The Chase Manhattan Bank, as Co-Arranger and as Administrative Agent, BankOne N.A., as Co-Arranger and as Documentation Agent, The Bank of Nova Scotia, as Co-Arranger and as Syndication Agent, and the several Banks from time to time parties thereto, with First Union Capital Markets acting as Managing Agent and Chase Securities Inc. acting as Lead Arranger and Manager dated as of July 28, 1999.

         4.5 Second Amendment, dated as of March 7, 2000, to $350 Million Credit Agreement among Enterprise Products Operating L.P., BankBoston, N.A., Societe Generale, Southwest Agency and First Union National Bank, as Co-Arrangers, The Chase Manhattan Bank, as Co-Arranger and as Administrative Agent, BankOne N.A., as Co-Arranger and as Documentation Agent, The Bank of Nova Scotia, as Co-Arranger and as Syndication Agent, and the several Banks from time to time parties thereto, with First Union Capital Markets acting as Managing Agent and Chase Securities Inc. acting as Lead Arranger and Manager dated as of July 28, 1999.

         4.6 Guaranty Agreement, dated as of March 7, 2000, by Enterprise Products Partners L.P. in favor of The Chase Manhattan Bank, as Administrative Agent, with respect to the $350 Million Credit Agreement referred to in Exhibits 4.4 and 4.5.

         12.1 Computation of ratio of earnings to fixed charges for the year ended December 31, 1999.

         25.1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 on Form T-1 of First Union National Bank.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENTERPRISE PRODUCTS PARTNERS L.P.

                              By:   Enterprise Products GP, LLC,
                                    as General Partner


Date:  March 13, 2000         By: /s/ GARY L. MILLER
                                  ------------------------------------
                                  Gary L. Miller
                                  Executive Vice President, Chief Financial
                                  Officer, Treasurer and Director (Principal
                                  Financial and Accounting Officer)

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT
NUMBER              EXHIBIT DESCRIPTION
------              -------------------

1.1 Underwriting Agreement dated March 10, 2000, among Enterprise Products Partners L.P., Enterprise Products Operating L.P., Chase Securities Inc., Lehman Brothers Inc., Banc One Capital Markets, Inc., FleetBoston Robertson Stephens Inc., First Union Securities, Inc., Scotia Capital
         (USA) Inc. and SG Cowen Securities Corp.

4.1 Form of Indenture dated as of March 15, 2000, among Enterprise Products Operating L.P., as Issuer, Enterprise Products Partners L.P., as Guarantor, and First Union National Bank, as Trustee.

4.2      Form of Global Note representing all 8.25% Senior Notes Due 2005.

4.3 Second Amendment, dated as of January 24, 2000, to $200 Million Credit Agreement dated as of July 27, 1998, as Amended and Restated as of September 30, 1998, among Enterprise Products Operating L.P. and the several banks thereto.

4.4 First Amendment, dated as of January 24, 2000, to $350 Million Credit Agreement among Enterprise Products Operating L.P., BankBoston, N.A., Societe Generale, Southwest Agency and First Union National Bank, as Co-Arrangers, The Chase Manhattan Bank, as Co-Arranger and as Administrative Agent, BankOne N.A., as Co-Arranger and as Documentation Agent, The Bank of Nova Scotia, as Co-Arranger and as Syndication Agent, and the several Banks from time to time parties thereto, with First Union Capital Markets acting as Managing Agent and Chase Securities Inc. acting as Lead Arranger and Manager dated July 28, 1999.

4.5 Second Amendment, dated as of March 7, 2000, to $350 Million Credit Agreement among Enterprise Products Operating L.P., BankBoston, N.A., Societe Generale, Southwest Agency and First Union National Bank, as Co-Arrangers, The Chase Manhattan Bank, as Co-Arranger and as Administrative Agent, BankOne N.A., as Co-Arranger and as Documentation Agent, The Bank of Nova Scotia, as Co-Arranger and as Syndication Agent, and the several Banks from time to time parties thereto, with First Union Capital Markets acting as Managing Agent and Chase Securities Inc. acting as Lead Arranger and Manager dated as of July 28, 1999.

4.6 Guaranty Agreement, dated as of March 7, 2000, by Enterprise Products Partners L.P. in favor of The Chase Manhattan Bank, as Administrative Agent, with respect to the $350 Million Credit Agreement referred to in Exhibits 4.4 and 4.5.

12.1 Computation of ratio of earnings to fixed charges for the year ended December 31, 1999.

25.1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 on Form T-1 of First Union National Bank.

                                      -6-